Supplement dated February 12, 2018 to your variable annuity Prospectus dated May 1, 2017, for the Pacific Destinations, Pacific Destinations B, and Pacific Destinations O-Series variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

The purpose of this supplement is to announce a portfolio name change. The change discussed in this supplement is effective immediately.

Lord Abbett Portfolio Name Change

The name of the Lord Abbett International Core Equity Portfolio is changed to Lord Abbett International Equity Portfolio.

All references in the Contract Prospectus to the Lord Abbett International Core Equity Portfolio are replaced with the Lord Abbett International Equity Portfolio.

Form No. DESUP0218